                                   IDEX FUND
                        SUPPLEMENT DATED JANUARY 5, 1996
                       TO PROSPECTUS DATED MARCH 1, 1995

   PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

         The following information supplements the information on page 8 under the heading "SUB-ADVISER":

                 Scott W. Schoelzel has served as co-portfolio manager of IDEX Fund since 1995, and as of January 1, 1996 will serve as the sole portfolio manager of the Fund. Mr. Schoelzel also serves as the portfolio manager of other mutual funds in the IDEX group: IDEX II Series Fund Growth Portfolio and IDEX Fund 3. Mr. Schoelzel is Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).

                              * * * * * * * * * *

The following supplements the information on page 14 under the heading "CERTAIN PURCHASES":

                 Shares of the Fund may also be sold at NAV per share without a sales charge to "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

                              * * * * * * * * * *

         In addition, certain operational changes have been implemented as follows. These changes apply to every reference thereto in the Prospectus.

               1. Shareholders may now make monthly automatic purchases through an IDEX Automatic Investment Plan on any dates between the 3rd and 28th day of the month; previously this option was only available on the 5th and 20th day of the month.

               2. Shareholders will receive statements only on a quarterly basis which will reflect automatic transactions. In addition, the $15 service charge has been waived for automatic purchases that have been returned or rejected by the paying bank because of insufficient or uncollected funds. However, automatic transaction privileges will be revoked after a draft has been returned or rejected by the paying bank for the second consecutive time because of insufficient or uncollected funds.

               3. Payment of redemption proceeds will normally be made within three business days (instead of seven business days) of the Transfer Agent's receipt of a valid redemption request.

               4. Shareholders will be given a sixty day written notice of intent to automatically redeem an account if the balance falls below $500, unless the account is less than 24 months old.

               5. The annual maintenance fee for retirement plan accounts will be waived if the Investors Fiduciary Trust Company ("IFTC") trusteed retirement plan account balances combined per tax identification number are greater than $50,000 as of a valuation date determined by the Transfer Agent. Accounts that are not retirement plan accounts trusteed by IFTC are not counted toward the $50,000 limit.

               6. The minimum exchange amount has been lowered from $1,000 to $500.

               7. The $5 service fee for each exchange transaction under $500 (previously $1,000) has been waived.

               8. The redemption amount which requires a signature guarantee has been raised from $50,000 to $100,000.

               9. The maximum amount for telephone and expedited redemptions has been raised from $25,000 to $50,000.

              10. The $10 fee to research the history of a shareholder's account beyond the two most current years has been waived.

                                   IDEX FUND
                   201 HIGHLAND AVENUE, LARGO, FLORIDA 34640
                        CUSTOMER SERVICE: (800) 851-9777

                         PROSPECTUS DATED MARCH 1, 1995

     IDEX FUND (the "Fund") is a diversified open-end management investment company whose only investment objective is growth of capital. The Fund pursues its objective primarily by investing in common stocks listed on a national securities exchange or on NASDAQ and which the Fund's sub-adviser believes have a good potential for capital growth.

     This Prospectus sets forth concise information which investors should consider before investing in the Fund. Investors should read and retain this Prospectus for future reference. Additional and more detailed information is contained in the Statement of Additional Information dated March 1, 1995 which is filed with the Securities and Exchange Commission in Washington, D.C. and incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the address or phone number indicated above.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              -------------------
                             Principal Underwriter

                             InterSecurities, Inc.
                                 P.O. Box 9015
                           Clearwater, FL 34618-9015

--------------------------------------------------------------------------------
SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

                                   IDEX FUND

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)(1).................................................................   8.50%
  Exchange Fees(2).........................................................................................    None
  Redemption Fees(3).......................................................................................    None
ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
  Management Fees..........................................................................................   1.00%
  12b-1 Service and Distribution Fees......................................................................    None
  Other Expenses(4)........................................................................................   0.29%
                                                                                                              -----
  Total Operating Expenses.................................................................................   1.29%
                                                                                                              ======
EXAMPLE(5):  You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption at the end of each period:
    1 year.................................................................................................   $  97
    3 years................................................................................................     122
    5 years................................................................................................     150
    10 years...............................................................................................     227

(1) On purchases of $25,000 or more, the sales load may be reduced. (See "Shareholders' Manual -- How to Purchase Shares.")

(2) A $5 service fee is charged for each exchange transaction under $1,000. (See "Shareholders' Manual -- How to Exchange Shares.")

(3) A $20 service fee is charged for each redemption transaction paid by Federal funds bank wire or for overnight mail delivery of check redemptions. (See "Shareholders' Manual -- How to Redeem Shares.")

(4) Other Expenses are net of credits earned through use of affiliated broker-dealers, which credits amounted to 0.49% of the Other Expenses of the Fund.

(5) The Example assumes all dividends and distributions are paid in additional shares and no payment of exchange or redemption fees.

     The purpose of the preceding table is to assist investors in understanding the various costs and expenses an investor in the Fund may bear directly or indirectly. These expenses are described in greater detail under "Investment Advisory and Other Services" and in the Shareholders' Manual section of this Prospectus.

THE EXPENSES SET FORTH IN THE PRECEDING TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information contained in the table below for a share of beneficial interest outstanding throughout each fiscal year and other periods shown has been audited by Price Waterhouse LLP, independent accountants, whose report appears in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference in this Prospectus and may be obtained without charge by calling or writing the Fund. Further information about performance of the Fund is contained in the Fund's Annual Report to shareholders, which may also be obtained without charge by calling or writing the Fund.

                                   IDEX FUND

                                                                                                   EIGHT              PERIOD FROM
                                                                                                   MONTHS      YEAR      JUNE 4,
                               YEARS ENDED OCTOBER 31,                                             ENDED       ENDED   1985(1) TO
                  ------------------------------------------------------------                    OCT. 31,    FEB. 28,   FEB 28,
                    1994        1993        1992       1991      1990      1989       1988        1987(2)       1987      1986
                  --------    --------    --------   --------  -------   -------    -------     -----------   --------  ---------
Net
asset
value,
beginning
  of
  period...       $  19.77   $  18.54    $  18.73    $  13.81   $ 17.32   $ 12.25    $ 12.19     $  14.88     $ 11.92    $ 10.00
Income
  from
  investment
  operations:
  Net
  investment
  income...            .08        .11         .15         .17       .18       .07        .29          .06         .40        .33
  Net
  realized
  and
unrealized
    gain
  (loss)
  on
  investments...      (.55)      2.44         .42        6.84     (1.57)     5.22       1.36        (1.65)       3.33       1.63
                  --------   --------    --------    --------   -------   -------    -------     --------     -------    -------
Total
income
  from
  investment
    operations...     (.47)      2.55         .57        7.01     (1.39)     5.29       1.65        (1.59)       3.73       1.96
Less
distributions:
  Dividends
  from net
 investment
    income...         (.04)      (.14)       (.11)       (.17)     (.10)     (.22)      (.22)        (.18)       (.29)      (.04)
  Distributions
  from net
  realized
    capital
  gains...           (1.01)     (1.18)       (.65)      (1.92)    (2.02)       --      (1.37)        (.92)       (.48)        --
                  --------   --------    --------    --------   -------   -------    -------     --------     -------    -------
Total
distributions...     (1.05)     (1.32)       (.76)      (2.09)    (2.12)     (.22)     (1.59)       (1.10)       (.77)      (.04)
Net
asset
value,
  end
  of
  period...       $  18.25   $  19.77    $  18.54    $  18.73   $ 13.81   $ 17.32    $ 12.25     $  12.19     $ 14.88    $ 11.92
                  ========   ========    ========    ========   =======   =======    =======     ========     =======    =======
Total
return(3)...         (2.42)%     14.2%        3.2%       57.5%     (8.9)%    43.8%      15.6%       (11.6)       32.8%      19.7%
Ratios/Supplemental
  Data:
Net
assets,
  end
  of
  period
  (000's)...      $287,078   $354,601    $294,798    $215,856   $90,027   $84,683    $67,459     $ 66,944     $75,935    $38,549
Shares
outstanding
  at end of
  period
  (000's)...        15,726     17,936      15,899      11,524     6,519     4,889      5,506        5,493       5,102      3,233
Ratio
  of
  expenses
  to
  average
  net
  assets(4)...        1.29%      1.28%       1.28%       1.32%     1.39%     1.40%      1.49%        1.22%       1.32%      1.73%
Ratio
  of
  net
  income
  to
 average
  net
  assets(4)...         .38%       .61%        .82%        .88%     1.23%      .49%      2.61%         .55%       3.14%      4.50%
Portfolio
 turnover
 rate(5)...          77.23%    104.16%      62.73%      83.92%   158.76%    96.86%    111.10%      184.96%     149.36%     90.61%

(1) Commencement of operations.

(2) In order to facilitate compliance with the Tax Reform Act of 1986, in June 1987 the Fund changed its fiscal year end from February 28 to October 31.

(3) Total return figures do not reflect any sales charge and assume that all dividends and distributions are paid in additional shares. Short periods are not annualized.

(4) Net of expense reimbursements and/or management fee waivers in 1987 and 1986, without which the ratio of expenses to average net assets would be 1.34% for the period ended October 31, 1987, 1.50% for the year ended February 28, 1987, and 1.75% for the period ended February 28, 1986. Short periods have been annualized.

(5) This rate is calculated by dividing the average value of the Fund's long-term investments during the period into the lesser of its long-term purchases or sales in the period. Short periods have been annualized.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The only investment objective of the Fund is growth of capital. As all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, there can be no assurance that the Fund will, in fact, achieve its investment objective. The Fund's investment objective and unless otherwise noted, its investment policies and practices, may be changed by the Board of Trustees without shareholder approval. A change in the investment objective or policies of the Fund may result in the Fund having an investment objective or policies different from that which the shareholder deemed appropriate at the time of investment. The Fund will not change its investment objective without 30 days prior notice to its shareholders nor will it charge shareholders an exchange fee or redemption fee after such notice and prior to the expiration of such 30 day notice period. However, should a shareholder decide to redeem Fund shares because of a change in the investment objective, the shareholder may realize a taxable gain or loss.

TYPES OF SECURITIES

     The Fund seeks to achieve its investment objective primarily through investment in common stocks listed on a national securities exchange or on NASDAQ and which the Fund's sub-adviser believes have a good potential for capital growth. The Fund seeks to invest substantially all of its assets in common stocks when its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The portfolio manager's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. These securities are selected solely for their capital growth potential; investment income is not a consideration.

     Although the Fund's assets will be invested primarily in common stocks at most times, the cash position of the Fund may increase when the portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may also invest in U.S. government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks, certificates of deposit of commercial banks, other debt securities or repurchase agreements when its portfolio manager perceives an opportunity for capital growth from such securities, or so that the Fund may receive a return on its uninvested cash. When the Fund invests in such securities, investment income will likely increase and may constitute a larger portion of the return on the Fund's investments than if the Fund were fully invested in common stocks. (See "Distributions and Taxes.")

     The Fund may invest in both domestic and foreign companies, although the Fund will not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors. (See "Additional Investment Practices -- Foreign Securities.") Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Risk Factors -- Foreign Securities.")

     The Fund may also invest in futures, options and other derivative instruments. (See "Additional Investment Practices -- Futures, Options and Other Derivative Instruments" and "Risk Factors -- Futures, Options and Other Derivative Instruments.") For further information about the Fund's investment policies, see "Additional Investment Practices" and the Statement of Additional Information.

ADDITIONAL INVESTMENT PRACTICES

FOREIGN SECURITIES

     The Fund may invest up to 25% of its assets, directly or indirectly in foreign securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. If appropriate and available, in addition to investing directly in foreign securities, the Fund may also purchase foreign securities through American Depositary Receipts ("ADRs") or American Depositary Shares ("ADSs"), which are dollar-denominated receipts that are issued by domestic banks or securities firms, are publicly traded in the United States, and may not involve the same direct currency and liquidity risks as securities denominated in foreign currency. The Fund may also indirectly invest in foreign securities through European Depositary Receipts ("EDRs"), which are typically issued by European banks, Global Depositary Receipts ("GDRs"), which may be issued by either domestic or foreign banks, and other types of receipts evidencing ownership of the underlying foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. (See "Risk Factors -- Foreign Securities.")

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     Subject to certain limitations described in the Statement of Additional Information, the Fund may write and purchase options on securities as well as engage in transactions involving options on securities or foreign currencies, futures contracts, options on futures contracts, forward currency contracts, and interest rate swaps, caps and floors for hedging and other appropriate purposes. The Fund may engage in such strategies to attempt to reduce the overall level of investment risk that normally would be expected to be associated with the Fund's securities and, in particular, to attempt to manage the Fund's foreign currency exposure and to attempt to protect the Fund against market movements that might adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The Fund will limit its use of futures contracts and related options for purposes other than bona fide hedging such that the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of its net assets.

     There can be no assurance that the use of these instruments by the Fund will assist it in achieving its investment objective. The use of futures contracts, options and other derivative instruments also involves certain risks. (See "Risk Factors -- Futures, Options and Other Derivative Instruments.") Further information on these instruments, hedging strategies and risk considerations relating to them is set forth in the Statement of Additional Information.

MORTGAGE-AND OTHER ASSET-BACKED SECURITIES

     The Fund may invest up to 25% of its net assets in mortgage-and other asset-backed securities. These securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages or other loans will cause the principal and interest on the securities to be paid prior to their stated maturities. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, the Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable government security not subject to prepayment.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS

     The Fund may purchase securities on a when-issued or delayed delivery basis and may enter into contracts to purchase securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). However, the Fund does not intend to invest more than 20% of its assets in when-issued securities. The Fund bears the risk that the value of such securities may change prior to delivery of the security and the risk that the seller may not complete the transaction.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when its sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be determined to be liquid by the sub-adviser pursuant to procedures adopted by the Board of Trustees of the Fund. Securities previously determined to be liquid pursuant to these procedures may be subsequently deemed to be illiquid, and investment in Rule 144A securities could have the effect of increasing portfolio illiquidity.

BORROWING AND LENDING

     The Fund may borrow money from banks for temporary or emergency purposes in an amount not to exceed 25% of its total assets. To secure borrowings, the Fund may not mortgage or pledge its securities in amounts that exceed 15% of its net assets. In addition, the Fund may borrow money from or lend money to other funds that permit such transactions and are advised or sub-advised by Janus Capital Corporation ("Janus Capital"), the Fund's sub-adviser, provided that the Fund seeks and obtains permission to do so from the Securities and Exchange Commission ("SEC"). There is no assurance that such permission will be sought or granted.

     The Fund may also lend its portfolio securities to broker-dealers and financial institutions for the purpose of realizing additional income. As a fundamental policy, the Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties, although the Fund does not presently intend to lend securities or make any other loans valued at more than 5% of its total assets. Securities lending may involve some credit risk to the Fund if the borrower defaults and the Fund is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking to market daily. If a material event is to be voted upon affecting the Fund's investment in securities which are on loan, the Fund will take such action as may be appropriate in order to vote its shares. For further information about the Fund's policies relating to borrowing and lending, see the Statement of Additional Information.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     The Fund may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements maturing in more than seven days are subject to the previously stated limit on illiquid securities.

     When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes.

SHORT SALES

     The Fund may sell securities "short against the box". While a short sale is the sale of a security that the Fund does not own, it is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

     The Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Board of Trustees of the Fund determines it to be in the best interests of the Fund and its shareholders. In making that determination, the Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.

     The Fund is subject to investment restrictions, certain of which are fundamental policies of the Fund and as such may not be changed without approval of the Fund's shareholders. Non-fundamental investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval. The Fund's investment restrictions are described in the Statement of Additional Information.

     The securities and financial instruments markets in the United States and worldwide have been characterized in recent years by rapid change and innovation in the creation of new instruments and securities. The sub-advisers reserve the right to evaluate new financial instruments as they are developed and become actively traded, and subject to the investment restrictions of the Fund, the Fund may invest in any such investment products that its portfolio manager believes will further its particular investment objective.

RISK FACTORS

FOREIGN SECURITIES

     Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. For example, changes in currency exchange rates and exchange rate controls may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, the Fund's share price and returns. Foreign companies generally are subject to tax laws and accounting, auditing, and financial reporting standards, practices and requirements that differ from those applicable to U.S. companies. There is generally less publicly available information about foreign companies and less securities and other governmental regulation and supervision of foreign companies, stock exchanges and securities brokers and dealers. The Fund may encounter difficulties in enforcing obligations in foreign countries and in negotiating favorable brokerage commission rates. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Delays may be encountered in settling securities transactions in certain foreign markets and the Fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities than for domestic securities. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Fund, political or social instability or war, or diplomatic developments, any or all of which could affect U.S. investments in those countries. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency.

     The considerations noted above may be intensified in the case of investment in developing countries or countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

     At times, securities held by the Fund may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when the Fund does not compute a price or accept orders for the purchase, redemption or exchange of shares. As a result, the net asset value of the Fund may be affected by trading on days when shareholders cannot make transactions.

     To the extent that the Fund invests in foreign securities, its share price reflects the movements of both the prices of securities in which it is invested and the currencies in which the investments are denominated. Since the Fund may invest in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. If most of the foreign securities in which the Fund invests are denominated in foreign currencies, or otherwise have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund.

     To the extent that it invests in foreign securities, the Fund may employ certain strategies in order to manage exchange rate risks. For example, it may seek to hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. The Fund may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business, and may buy or sell securities through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund may also enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of the Fund's assets denominated in that currency), or by participating in options or futures contracts with respect to such currency ("position hedge"). The Fund could also seek to hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars ("proxy hedge"). The Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). As an operating policy, the Fund will not commit more than 10% of its assets to the consummation of cross-hedge contracts and will either cover such transactions with liquid portfolio securities denominated in the applicable currency or segregate high-grade, liquid assets in the amount of such commitments. In addition, when the Fund anticipates purchasing securities denominated in a particular currency, it may enter into a forward contract to purchase such currency in exchange for the dollar or another currency ("anticipatory hedge").

     These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the Fund's performance if the portfolio manager's projection of future exchange rates is inaccurate.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     Generally, the use of strategies involving options, futures contracts, forward contracts and swap-related products ("derivative instruments") involves additional investment risks and transaction costs, and draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. If the portfolio manager seeks to protect the Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and if such markets do not move in a direction adverse to the Fund, the Fund may not achieve the desired benefits of the foregoing instruments, and could be left in a less favorable position than if such strategies had not been used. The use of such strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated by the portfolio manager, and thus may fail and/or losses may result; 2) imperfect correlation between the price of the instruments and movements in the prices of the securities, interest rates or currencies being hedged; 3) the fact that there are not daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time; 4) the possible absence of a liquid secondary market for any particular instrument at any time, and thus the Fund being unable to control losses by closing out a position; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The loss from investing in futures is potentially unlimited. See the Statement of Additional Information for further information concerning the use of options, futures and other derivative instruments, and the associated risks.

SPECIAL SITUATIONS

     The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the extent of the holdings of the special situation company relative to the Fund's total assets.

OTHER PORTFOLIO POLICIES

     Although it is the policy of the Fund to purchase and hold securities for capital growth, changes in the Fund's holdings will generally be made whenever the portfolio manager believes they are advisable. Changes may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer or by reason of developments not foreseen at the time of the investment decision. To a limited extent, the Fund may engage in short-term transactions if such transactions further its investment objective. Because investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result, and the rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate.

     Certain tax rules may restrict the Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs or mark-up charges for the Fund which are ultimately borne by the shareholders and may also result in short-term capital gains which are taxed as ordinary income to the shareholders. (See "Distribution and Taxes -- Tax Information.") For annual portfolio turnover rates, see "Financial Highlights" and the Statement of Additional Information.

PERFORMANCE

     The Fund's performance may be measured in terms of average annual total return which is calculated by finding the average annual compounded rates of return over a period of time that would equate the initial amount invested to the ending redeemable value. The calculation assumes the deduction of the maximum sales load from the initial investment and the payment of all dividends and other distributions in additional shares on the reinvestment dates during the period. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in the Fund's performance, such figures are not the same as actual year-by-year results. The Statement of Additional Information contains a description of the method used to compute the average annual total return of the Fund.

     The Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented, or which provides cumulative total return, actual year-by-year return, or any combination thereof. The Fund may also advertise non-standardized performance which does not reflect deduction of the maximum sales charge.

     From time to time in advertisements or sales material, the Fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Changing Times, Fortune, Institutional Investor or Morningstar Mutual Fund Values. Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, the Fund will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements. The Fund may compare its performance to that of other selected mutual funds or recognized market indicators, including the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. In addition, the Fund may as appropriate compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasury securities, or to certain interest rate and inflation indices, such as the Consumer Price Index.

     All performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISORY AND OTHER SERVICES

TRUSTEES

     The Board of Trustees is responsible for managing the business and affairs of the Fund, and it oversees the operation of the Fund by its officers. Information concerning the Trustees and officers of the Fund is contained in the Statement of Additional Information.

INVESTMENT ADVISER

     The Fund has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") with Idex Management, Inc. ("IMI"), whose address is 201 Highland Avenue, Largo, Florida 34640, to act as its investment adviser. IMI has served as investment adviser to the Fund and to IDEX II Series Fund Growth, Global, Flexible Income (and its predecessor, IDEX Total Income Trust), Balanced and Capital Appreciation Portfolios and IDEX Fund 3 since inception of each fund or portfolio. Fifty percent (50%) of the outstanding stock of IMI and 100% of the outstanding stock of InterSecurities, Inc., principal underwriter of the Fund's shares, is owned by AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Janus Capital owns the remaining 50% of the outstanding shares of IMI. Kansas City Southern Industries, Inc., a publicly-owned holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of Janus Capital.

     IMI is responsible for furnishing or causing to be furnished to the Fund investment advice and recommendations and supervising the purchase and sale of securities as directed by appropriate Fund officers. In addition, IMI is responsible for the administration of the Fund. For its services, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of the Fund's average daily net assets, 0.9% of the next $250 million of the Fund's average daily net assets, and 0.85% of the average daily net assets of the Fund in excess of $1 billion. The investment advisory fees paid by the Fund are higher than those paid by many other funds.

     For the fiscal year ended October 31, 1994, the investment advisory fee incurred by the Fund was 1.00% of the Fund's average daily net assets.

     In addition to the investment advisory fee, under its Advisory Agreement, the Fund pays most of its operating costs, including administrative, bookkeeping and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with federal and state regulations, preparing, printing and distributing reports to shareholders, non-interested trustees' fees and expenses, interest, insurance, dues for trade associations and taxes. The Fund also pays all brokers' commissions in connection with its portfolio transactions. IMI will reimburse the Fund or waive fees, or both, to the extent that the Fund's normal operating expenses, including investment advisory fees but excluding interest, taxes and brokerage commissions, exceed on an annual basis the lesser of the most restrictive expense limitation imposed by any state in which its shares are offered or 1.5% of the Fund's average daily net assets.

     For the fiscal year ended October 31, 1994, the total expenses of the Fund, including the investment advisory fee, amounted to 1.29% of the Fund's average daily net assets.

SUB-ADVISER

     IMI has entered into an Investment Counsel Agreement with Janus Capital, whose address is 100 Fillmore Street, Suite 300, Denver, CO 80206-4923. Janus Capital is a registered investment adviser which serves as the investment adviser or sub-adviser to other mutual funds and private accounts. Janus Capital provides IMI with investment advice and recommendations for the Fund consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Janus Capital may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with IMI or Janus Capital. In placing portfolio business with all dealers, Janus Capital seeks the best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. While Janus Capital carries out most of IMI's advisory functions, IMI retains responsibility for the performance of such functions. For its services, Janus Capital receives 50% of the fees received by IMI under the Advisory Agreement, less 50% of any amount reimbursed to the Fund or waived by IMI pursuant to the Fund's expense limitation. IMI may pay additional compensation to Janus Capital under certain circumstances depending on the level of the aggregate net assets of certain mutual funds in the IDEX Group of Mutual Funds, as described in the Statement of Additional Information. Janus Capital may be referred to herein as the "sub-adviser".

     Thomas F. Marsico has served as portfolio manager of the IDEX Fund since its inception. Mr. Marsico also serves as portfolio manager of other mutual funds in the IDEX Group: IDEX II Growth Portfolio and IDEX Fund 3. Mr. Marsico is an Executive Vice President of Janus Investment Fund and has been a Vice President of Janus Capital since 1986.

ADMINISTRATOR AND DISTRIBUTOR

     IMI has entered into an Administrative Services Agreement ("Administrative Agreement") pursuant to which InterSecurities, Inc. ("ISI"), whose address is 201 Highland Avenue, Largo, Florida 34640, serves as Administrator to the Fund. Under the Administrative Agreement, ISI provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance and responsibility for accounting and recordkeeping. For its services under the Administrative Agreement, ISI receives 50% of the fees received by IMI under the Advisory Agreement. Under certain circumstances, the amounts payable to ISI under the Administrative Agreement will be reduced by any additional compensation payable by IMI to Janus Capital, as described in the Statement of Additional Information.

     The Fund has entered into an Underwriting Agreement with ISI pursuant to which ISI serves as principal underwriter and performs services and bears expenses relating to the offering of Fund shares for sale to the public. ISI also serves as principal underwriter of IDEX II Series Fund and IDEX Fund 3. As compensation for the expenses borne by ISI and the distribution services provided, ISI receives the sales charges imposed on Fund shares and reallows a portion of such charges to brokers or dealers that have sold Fund shares. See "Shareholders' Manual -- How to Purchase Shares" for a more complete description of the sales charges for Fund shares.

DISTRIBUTIONS AND TAXES

DISTRIBUTION PAYMENT POLICY

     The Fund ordinarily declares and pays semi-annual dividends from its net investment income available for distribution, and makes annual distributions of any net realized short-term capital gains, net gains from certain foreign currency transactions and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Capital gain distributions realized during each fiscal year (ending on October 31) normally will be declared and paid in the subsequent fiscal year. To avoid a 4% excise tax on undistributed amounts of ordinary income and capital gains, as described in the Statement of Additional Information, the Fund may, to the extent permitted by applicable rules adopted by the SEC, pay additional distributions of capital gain in any year and make additional dividend distributions.

     All dividends and capital gain distributions, if any, will be paid automatically in additional shares of the Fund at the net asset value per share determined as of the next business day following the record date, unless the shareholder elects on his or her New Account Application or by written request to ISI, one of the following options:

1. to receive or direct to another payee all dividends and capital gain distributions in cash;

2. to receive or direct to another payee all dividends in cash and to receive all capital gain distributions in additional shares at net asset value; or

3. to invest all dividends and capital gain distributions in the shares of another IDEX fund or portfolio on which an initial sales charge is imposed held by the shareholder in the same type of account (either retirement or non-retirement).

     Checks for cash distributions and distribution confirmations are usually mailed to shareholders within ten days of the record date. Checks for cash distributions will be made payable to the shareholder of record and sent by first class mail to the shareholder's address of record unless otherwise requested by the shareholder on the New Account Application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund or Idex Investor Services, Inc. (the "Transfer Agent") will be reinvested into the shareholder's account in full or fractional shares at the net asset value next computed after the check has been received by the Transfer Agent. To reduce costs to the Fund, checks outstanding and uncashed for over 180 days may be "stop-paid" and reinvested back into the shareholder/payee's account at the discretion of the Transfer Agent. Also at the discretion of the Transfer Agent, cash distribution checks less than $5.00 may be reinvested back into the account and the distribution option changed to automatic payment of distributions in additional shares of the Fund.

     Further information concerning dividends and distributions may be obtained by calling Customer Service at (800) 851-9777. Shareholders may change their dividend or distribution options any time before the record date of any dividend or distribution by calling Customer Service or writing to Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 34618-9015.

TAX INFORMATION

     The Fund has qualified, and intends to continue to qualify each year, for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to avoid paying federal income tax on that portion of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain distributed to its shareholders. Dividends paid from the Fund's investment company taxable income are taxable to its shareholders (other than those exempt from income tax) as ordinary income, whether received in cash or in additional shares, to the extent of the Fund's earnings and profits. Distributions paid from net capital gain, when designated as such by the Fund, are taxable to shareholders (other than those exempt from income tax) as long-term capital gains, whether received in cash or in additional shares and regardless of how long shareholders have held their shares. If the Fund declares a dividend or other distribution in October, November or December payable to shareholders of record on a specified date in such a month, and if the Fund pays the distribution to the shareholders during January of the following year, then each shareholder will be treated as receiving the distribution on December 31 of that year, and the Fund will be treated as having paid the distribution on that date.

     As a general rule, a shareholder's gain or loss on a sale (redemption or exchange out of the Fund) of his or her shares will be a long-term capital gain or loss if the shares have been held for more than one year and a short-term capital gain or loss if held for one year or less. Individuals are subject to a maximum tax rate of 28% on net capital gain. The maximum rate of 28% applies to both capital gain distributions from the Fund to individual shareholders and to net long-term capital gains on the disposition of shares by individual shareholders. For most accounts (other than retirement plan accounts which will receive form 1099-B), the Transfer Agent will provide basis information incorporated within Form 1099-B on the gain or loss on sale of Fund shares based upon the Internal Revenue Service single category average cost method. Shareholders are encouraged to keep regular account statements to use in conjunction with average cost information (if received) in order to determine gain or loss on the sale of Fund shares for tax purposes.

     To the extent that dividends paid by the Fund are attributable to qualifying dividend income received from U.S. corporations, dividends paid by the Fund will qualify for the dividends-received deduction for corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If shares of the Fund are redeemed at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares; any portion of the loss that is allowed will be treated as long-term capital loss to the extent of any capital gain distributions on those shares.

     Generally, shareholders should be aware that if shares of a non-retirement plan account are purchased on or shortly before the record date for a dividend or other taxable distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Generally, a redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other IDEX fund or portfolio generally will have similar tax consequences. However, special rules apply when a shareholder (1) disposes of Fund shares through a redemption or exchange within 90 days after his or her purchase thereof, and (2) subsequently acquires shares of the Fund, or another IDEX portfolio or fund on which an initial sales charge normally is imposed, without paying a sales charge due to the exchange privilege or 90-day reinvestment privilege. (See "Shareholders' Manual -- How to Exchange Shares" and "Shareholders' Manual -- How to Redeem Shares -- Reinvestment Privilege.") In these cases, any gain on the disposition of Fund shares would be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased (whether pursuant to the reinvestment privilege or otherwise) within 30 days before or after redeeming other shares of the Fund at a loss, that loss ("wash sale loss") will be deferred rather than currently deductible, and thus will increase the basis of the newly purchased shares. The Transfer Agent currently is able to calculate and track for shareholders' wash sale adjustments, but is unable to adjust shareholders' basis information for any applicable 90 day sales load deferral adjustment as described above.

     Statements as to the tax status of the dividends and other distributions paid by the Fund are mailed annually. For most types of accounts, the Transfer Agent will report the proceeds of any redemptions to shareholders and the Internal Revenue Service annually. Average cost basis information on non-retirement plan account redemptions is not currently reported to the IRS.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds paid on behalf of any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding from dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding.

     The foregoing is only a summary of some of the important federal tax considerations under current tax law generally affecting the Fund and its shareholders; see the Statement of Additional Information for further discussion. Because there may be other federal, state or local tax considerations applicable to a particular shareholder, shareholders are urged to consult their own tax advisers.

MISCELLANEOUS INFORMATION

ORGANIZATION

     The Fund is a series of IDEX Fund, a Massachusetts business trust (the "Trust"), that was formed by a Declaration of Trust dated April 25, 1986. The Fund was originally formed as a Maryland corporation and reorganized on September 30, 1986 as a business trust under the laws of Massachusetts. The Fund currently is the only series of the Trust and its operations are governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts. The Fund is managed by its Board of Trustees pursuant to the Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Fund. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights.

     The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the Declaration of Trust or the 1940 Act. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Fund. Shareholders have neither preemptive nor cumulative voting rights.

CERTAIN LIABILITIES

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder. Liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Adviser believes is remote.

TRANSFER AGENT

     Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 34618-9015, an affiliate of IMI and ISI, is the Fund's Transfer Agent, withholding agent and dividend paying agent. All written correspondence relating to a shareholder's account should be sent to the Transfer Agent.

CUSTODIAN

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the Fund's assets and serves as custodian or trustee for qualified retirement plans and individual retirement plan accounts. However, correspondence regarding a shareholder's account should be sent to the Transfer Agent at the address shown above.

SHAREHOLDER INQUIRIES

     Any inquiries by shareholders relating to the Fund or requests for forms for establishing or changing shareholder accounts or plans should be made by calling Customer Service at (800) 851-9777 or writing the Transfer Agent at P.O. Box 9015, Clearwater, Florida 34618-9015.

SHAREHOLDER REPORTS, PROSPECTUSES AND CONSOLIDATED STATEMENTS

     The Fund sends annual and semi-annual reports and updated prospectuses to shareholders. The annual reports contain audited financial statements. To reduce costs, a shareholder who has more than one account in the Fund, each with the same taxpayer identification number, will be sent only one copy (rather than multiple copies) of certain shareholder mailings and will receive a consolidated statement with respect to such accounts. Further, two or more shareholders may elect to receive a consolidated statement and only one copy (rather than multiple copies) of certain shareholder mailings for their accounts as long as the shareholders have the same surname and address of record and each of the affected shareholders so elects on the New Account Application or by written request to the Transfer Agent. Additional copies of shareholder reports and prospectuses may be obtained by calling Customer Service at (800) 851-9777.

                              SHAREHOLDERS' MANUAL

OPENING AN ACCOUNT

     To open an account, complete and sign the New Account Application. You can buy shares of the Fund in several ways which are described below. Additional documentation may be required for corporations, associations and certain fiduciaries. A special application is required for IDEX IRA's and other retirement plans. If you have an account in another IDEX fund or portfolio, you may open an account in this Fund with the same features by sending a written request to the Transfer Agent. If you have any questions or need extra forms, please call Customer Service at (800) 851-9777 or write the Transfer Agent.

     TAX IDENTIFICATION NUMBER. To avoid being subject to a 31% federal withholding tax on dividends, capital gain distributions and proceeds of redemption, an individual or other non-exempt investor must furnish the Fund with the investor's taxpayer identification number and certify in writing that the number furnished is correct and that the investor is not subject to backup withholding. The appropriate number may be furnished and certified on the application to purchase shares or on IRS Form W-9. To avoid the additional expense of withholding taxes on dividends and other distributions, the Fund may involuntarily redeem any accounts for which certified taxpayer identification numbers have not been furnished within 60 days of the initial purchase of shares in those accounts. Foreign shareholders ordinarily must recertify their foreign status to the Transfer Agent every three years on IRS Form W-8.

HOW TO PURCHASE SHARES

     Shares may be purchased at the public offering price through ISI or through dealers who have sales agreements with ISI. Investments by check should be payable in dollars and drawn on U.S. institutions. Ordinarily, the minimum initial investment in shares of the Fund, inclusive of the sales charge, is $500. Purchases through plans for regular investment, such as the Automatic Investment Plan, payroll deduction plans or comparable plans, ordinarily do not require a minimum initial investment. Subsequent investments must ordinarily be at least $50. The minimum initial and subsequent investment for military allotment programs and for shares purchased along with other products offered by an affiliate of ISI is $10. A $15 service charge will be charged (through a redemption of shares) when a check, pre-authorized draft or an electronic transfer of monies through Automated Clearing House ("ACH") (or other similar means of purchasing shares) is returned or rejected by the paying bank because of insufficient or uncollected funds or because of a stop payment order.

     All orders to purchase shares are subject to acceptance by the Fund and are not binding until so accepted, and are subject to ultimate collectibility of funds. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing shareholders. All orders are processed at the offering price based on the net asset value of the Fund's shares next computed after receipt and acceptance of the order.

BY MAIL

     Once an account is established, shareholders may purchase additional shares at any time by sending checks for subsequent investments directly to the Transfer Agent:

                          Idex Investor Services, Inc.
                                 P.O. Box 9015
                           Clearwater, FL 34618-9015

     Make your check payable to IDEX Mutual Funds. Please note your account number on the check.

BY AUTOMATIC INVESTMENT PLAN

     Shareholders may purchase shares through an IDEX Automatic Investment Plan under which investments may be made periodically by means of a pre-authorized charge on their bank accounts on approximately the 5th and/or the 20th day of the month. The monies are electronically transferred through

ACH or through a pre-authorized draft. Such transactions will be confirmed on the shareholder's bank statement as an ACH debit or a pre-authorized withdrawal. The shareholder's IDEX confirmation will reflect the shares so purchased. A shareholder may change the amount of the shareholder's regular investment or discontinue investments under the Automatic Investment Plan without penalty by calling Customer Service at (800) 851-9777 or writing the Transfer Agent. A shareholder may also request that the amount of his or her regular investment under the Automatic Investment Plan be automatically adjusted monthly, quarterly, semi-annually or annually. The periodic adjustments may be stated as a percentage of the automatic investment amount or as a specified dollar amount. Shareholders may participate in an Automatic Investment Plan by completing the appropriate section on the New Account Application or by written request to the Transfer Agent. Forms for establishing an Automatic Investment Plan may be obtained by calling Customer Service or writing the Transfer Agent.

BY TELEPHONE

     Once an account is established, shareholders may purchase additional shares by telephone request and make payment by means of a pre-authorized charge on their bank accounts. The shareholder may elect this additional purchase option on the New Account Application or by written request to the Transfer Agent. Payments for telephone purchases are automatically transferred from the shareholder's bank account to his or her IDEX account through ACH on approximately the second bank business day after the purchase request is effected. The purchase is confirmed on the shareholder's bank statement as a pre-authorized charge or withdrawal. The shareholder's IDEX confirmation will reflect the shares purchased. See "Other Information -- Telephone Transactions" for further information relating to the purchase of shares by telephone request.

PURCHASES THROUGH AUTHORIZED DEALERS

     Purchase orders of at least $1,000 may be made by telephone by authorized dealers ("confirmed purchases"). Confirmed purchases can be paid to the Transfer Agent by a check or a Federal funds bank wire. Dealers who wish to pay for orders with a Federal funds bank wire are referred to the wire instructions described below. If the confirmed purchase is for a new account, registration instructions including dealer certification of the shareholder's tax identification number must be mailed to the Transfer Agent. If the confirmed purchase is for an existing account, no additional documentation is needed. (It is the dealer's responsibility to transmit such orders promptly.)

     As described above, confirmed purchases of at least $1,000 can be paid by dealers to the Transfer Agent through a Federal funds bank wire. Dealers that pay for orders with a bank wire should instruct their bank to wire Federal funds as follows:

                               NationsBank, N.A.
                                 Tampa, Florida
                                 ABA #063100277
                                DDA #3601194554
                       ATTN: Idex Investor Services, Inc.
                       Confirmed purchase order number(s)
                          Shareholders account name(s)

     There may be a charge by the dealer's bank for sending out a bank wire, but the Transfer Agent currently does not charge for this convenience.

PUBLIC OFFERING PRICE AND NET ASSET VALUE

     The public offering price of a share of the Fund is the net asset value per share next determined after receipt and acceptance of the order, plus the applicable sales charge. The net asset value ("NAV") per share refers to the value of one share of the Fund and is determined by the Fund's custodian once daily as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time, each day the Exchange is open, and at such other times as the Fund may determine. The per share NAV of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In determining NAV, securities and other portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith by the sub-adviser under the supervision of the Board of Trustees.

SALES CHARGES

     The following sales charges are applicable to purchases of Fund shares, and are reduced as follows:

                                                      Sales Charge           Reallowance           Sales Charge
                                                    as % of Offering     to Dealers as a % of     as % of Amount
                 Amount of Purchase                      Price              Offering Price           Invested
    --------------------------------------------    ----------------     --------------------     --------------
    Less than $25,000...........................          8.50%                  7.00%                 9.29%
    $25,000 but less than $50,000...............          7.50%                  6.00%                 8.11%
    $50,000 but less than $75,000...............          6.50%                  5.75%                 6.95%
    $75,000 but less than $100,000..............          5.50%                  4.75%                 5.82%
    $100,000 but less than $250,000.............          4.25%                  3.75%                 4.44%
    $250,000 but less than $500,000.............          3.00%                  2.50%                 3.19%
    $500,000 but less than $1,000,000...........          1.25%                  1.00%                 1.27%
    $1,000,000 or more..........................          0.00%                  0.25%*                0.00%

* This amount is not a charge incurred by shareholders. ISI, at its own expense, may make such a payment in accordance with its procedures as may be in effect from time to time. ISI's procedures currently provide for a payment in the amount shown.

     The Fund receives the entire NAV of all of its shares sold. ISI retains the sales charge from which it reallows discounts from the applicable public offering price to dealers which are uniform for all dealers in the United States and its territories. From time to time, ISI may reallow up to the full applicable sales charge, as shown in the above table, to selected dealers who sell or are expected to sell significant amounts of shares during specified time periods or who render designated training services. During periods when substantially the entire sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended. In addition, ISI from time to time provides noncash compensation to dealers that employ registered representatives that sell a minimum dollar amount of shares of funds in the IDEX Group of Funds. Such noncash compensation is in the form of merchandise and attendance by registered representatives at seminars conducted by ISI, including lodging and travel expenses. ISI may also pay amounts equal to the applicable reallowance, as shown in the above table, to selected banks and other financial institutions to compensate such institutions for their services in connection with the purchase of Fund shares and servicing of shareholder accounts. In addition, ISI may pay fees from its own funds to certain dealers and financial institutions whose clients maintain significant account balances in one or more IDEX funds or portfolios to compensate such dealers and financial institutions for rendering administrative and shareholder services.

     The above sales charge schedule is applicable to purchases of shares of the Fund by any "purchaser" which includes: (i) an individual, (ii) an individual, his or her spouse and children under the age of 21, and (iii) a trustee or other fiduciary of a single trust estate or single fiduciary account (including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 of the Internal Revenue Code of 1986 ("Code")) although more than one beneficiary is involved.

RIGHT OF ACCUMULATION

     The sales charges described above also apply to current purchases of shares of the Fund by a purchaser, as defined above, where the aggregate value of shares of the Fund plus the value of certain shares of other IDEX funds or portfolios held by the shareholder, as determined at their respective NAVs at the time of the current purchase of Fund shares, amounts to more than the specified amounts in the sales charge schedules, provided ISI or the Transfer Agent is notified by such investor or the investor's dealer that such purchase is made under the Right of Accumulation privilege. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO SHARES OF THE FUND AND OTHER FUNDS OR PORTFOLIOS IN THE IDEX GROUP ON WHICH AN INITIAL SALES CHARGE IS IMPOSED.

LETTER OF INTENTION

     The above sales charges are also applicable to the total value of purchases of shares of the Fund (excluding any dividends and capital gain distributions received in additional shares) made by a purchaser, as defined above, pursuant to a Letter of Intention ("LOI") to invest a certain amount within a 13-month period. AN LOI WILL APPLY ONLY TO SHARES OF THE FUND AND TO OTHER FUNDS OR PORTFOLIOS IN THE IDEX GROUP ON WHICH AN INITIAL SALES CHARGE IS IMPOSED. Subject to the terms of escrow described below, each purchase made under an LOI will be made at the current public offering price applicable to the full amount covered by the LOI. In the event of a change in the sales charges set forth above, any purchases made under an existing LOI after the effective date of the change will be subject to the revised sales charge. Should the amount actually purchased during the 13-month period be more or less than that indicated in the LOI, an adjustment in the sales charge will be made. A purchase not made pursuant to an LOI may be included thereunder if the LOI is filed within 90 days of such purchase and the 13-month period will commence on the date of such purchase. Any shareholder also may obtain the reduced sales charge by including the value (at the NAV) of all of his or her shares in the Fund, together with shares of other IDEX funds or portfolios on which an initial sales charge is imposed, held of record as of the date of his or her LOI as a credit toward determining the applicable scale of sales charges for the shares to be purchased under the LOI. If the total purchases made under an LOI plus any credit under the Right of Accumulation described above, are large enough to qualify for a lower sales charge category than specified in the LOI, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge.

     An LOI authorizes the Transfer Agent to escrow shares having a purchase price of 5% of the minimum dollar amount specified in the LOI. All dividends and capital gain distributions on shares held in escrow will be paid in additional shares unless the shareholder elects another distribution option on the New Account Application or by written request to the Transfer Agent. When the minimum investment specified in the LOI is completed, the shares held in escrow will remain on deposit unless the shareholder requests a certificate for such shares. Shares held in escrow can be redeemed by the Transfer Agent to retroactively adjust upward the sales charge which results when the amount invested differs from the amount intended to be invested. In any retroactive reduction in sales charge, the amount of the reduction will be invested in additional shares at NAV, or remitted to the shareholder if otherwise requested by the shareholder.

     An LOI is not a binding obligation upon the investor to purchase, nor the Fund to sell, the full amount indicated. To insure that all purchases will receive a quantity discount, the shareholder or the shareholder's dealer should notify the Fund or Transfer Agent that an LOI is in effect at the time an initial investment in shares is made. Forms and other information concerning LOIs may be obtained by calling Customer Service or writing the Transfer Agent.

CERTAIN GROUPS

     An individual who is a member of a qualified group may purchase shares of the Fund at the reduced sales charge which ISI anticipates will be applicable to the group as a whole within a specified period. The applicable sales charge is determined by ISI by taking into account the anticipated aggregate amount of purchases by members of the group of shares of the Fund and of all other IDEX funds or portfolios available for sale to the public on which an initial sales charge is imposed. A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments (e.g., investment clubs), and (iii) satisfies uniform criteria which allows ISI and/or other dealers offering shares of the Fund to realize economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution. Pension or other employee benefit plan participants may qualify for group purchases. The Fund reserves the right to modify this privilege at any time. Further information about qualifying groups may be obtained by calling Customer Service at (800) 851-9777.

CERTAIN PURCHASES

     Shares of the Fund may be sold at NAV per share without a sales charge, if such shares are purchased for investment purposes and may not be resold except to the Fund, to: (a) current or former trustees, trustees emeriti, directors, officers, full-time employees or sales representatives of the Fund, IMI, Janus Capital, ISI or of any of their affiliates; (b) directors, officers, full-time employees and sales representatives of any dealer having a sales agreement with ISI; (c) any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons; (d) any members of the family (e.g., spouse, children, siblings, parents and parents-in-law) of any of the foregoing persons; or (e) IMI, Janus Capital, ISI or any of their affiliates. Any person who was eligible to purchase shares of the Fund at NAV pursuant to (a) through (e) above, who subsequently becomes ineligible may continue to purchase shares at NAV for accounts opened prior to such ineligibility. The Fund reserves the right to modify or eliminate this privilege at any time.

HOW TO EXCHANGE SHARES

EXCHANGE PRIVILEGE

     SHARES OF THE FUND MAY BE EXCHANGED ONLY FOR SHARES OF OTHER FUNDS OR PORTFOLIOS IN THE IDEX GROUP ON WHICH AN INITIAL SALES CHARGE IS IMPOSED. Shares of the Fund which have been owned by a shareholder for at least 15 days may be exchanged for shares of any other IDEX fund or portfolio on which an initial sales charge is imposed and which is then offering shares for sale in the shareholder's state of residence. Shares of the Fund may also be exchanged for shares of various portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund, money market mutual funds managed by Kemper Financial Services, Inc. (See "Money Market Fund Exchange Privilege.")

     Any IDEX exchange will be based on the respective NAV's of the shares involved and may be made in amounts of $1,000 or more. If an exchange transaction is less than $1,000, a $5 service charge may be deducted from the shareholder's account through a redemption of Fund shares. There is no sales commission involved in such an exchange.

     A shareholder will automatically have exchange privileges unless the shareholder gives instructions to the contrary on the shareholder's New Account Application or by written notice to the Transfer Agent. Exchange requests may be made by either: 1) submitting written instructions to the Transfer Agent, or 2) providing telephone exchange instructions to Customer Service. A shareholder may make a full exchange to a new account by written request and in that case all special account features such as an Automatic Investment Plan, Letter of Intention or Systematic Withdrawal/Exchange Plan will be transferred to the new account unless the Transfer Agent is otherwise instructed. A shareholder may make a partial exchange to a new account by written request and in that case all special account features except the Automatic Investment Plan and the Systematic Withdrawal/Exchange Plan will be transferred to the new account unless the Transfer Agent is otherwise instructed. Before making an exchange, the investor should consider the investment objective of the fund or portfolio whose shares are to be purchased, which can be found in the current prospectus of that fund or portfolio. A prospectus for any of the IDEX funds may be obtained by calling Customer Service at (800) 851-9777 or writing the Transfer Agent.

     All exchange requests will be processed at the NAV per share next determined after the request is received. The Fund reserves the right to establish limitations as to the amounts or frequency of such exchanges, to change the service charge for such exchanges and to impose such other restrictions as may be necessary to assure that such exchanges do not disadvantage the Fund and its shareholders. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For further information concerning the exchange privilege, or to obtain appropriate forms, please call Customer Service or write the Transfer Agent.

TELEPHONE EXCHANGES

     To place a telephone exchange request, call Customer Service at (800) 851-9777 before 4:00 p.m. Eastern Time. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for the telephone exchange privilege. See "Other Information -- Telephone Transactions" for further information relating to the telephone exchange privilege.

SYSTEMATIC EXCHANGES

     A shareholder who owns Fund shares worth at least $10,000 at the current public offering price may elect on his or her New Account Application or by written request to the Transfer Agent a systematic exchange option providing for monthly exchanges of shares of the Fund for shares of any other IDEX fund or portfolio on which an initial sales charge is imposed and which is then offering shares for sale in the shareholder's state of residence. Shareholders may also systematically redeem shares of the Fund and invest the proceeds in various portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund (See "Money Market Fund Exchange Privilege.") Shares acquired by systematic exchange must be registered exactly as the account from which the exchange is made. Certificated shares are not eligible for the systematic exchange privilege.

MONEY MARKET FUND EXCHANGE PRIVILEGE

     Shareholders may redeem shares of the Fund having a value of at least $1,000 and automatically invest the proceeds in various portfolios of the Cash Equivalent Fund or the California Tax-Exempt Money Market Fund (collectively, the "Money Market Funds"), which are separately managed, diversified open-end money market mutual funds. Shareholders may subsequently redeem their shares of any of the Money Market Funds in minimum amounts of $1,000 and automatically invest the proceeds of such redemption in shares of the Fund at the then applicable NAV per share. If an exchange transaction is less than $1,000, a $5 service charge may be deducted from the shareholder's account through a redemption of Fund shares. The Fund reserves the right to change this service charge or the amount of such exchanges at any time. Shareholders may also elect a systematic exchange option providing for monthly exchanges of shares between the Fund and any of the Money Market Funds.

     To the extent that Money Market Fund shares were originally acquired other than pursuant to an exchange of Fund shares, purchases of shares of the Fund with the proceeds of Money Market Fund shares will not be considered to be made in accordance with the exchange privilege described above. Accordingly, the purchase of shares subsequent to the redemption of Money Market Fund shares not originally acquired pursuant to an exchange of Fund shares shall be subject to the otherwise applicable sales charge on such shares.

     Redemptions of shares in connection with Money Market Fund exchanges will be effected as of the end of the day on which an exchange request is received, if received before 4:00 p.m., Eastern time. This exchange privilege does not constitute an offering or recommendation of Money Market Fund shares by the Fund. Before making such an exchange, the investor should consider the investment objective of the fund or portfolio whose shares are to be purchased, which can be found in the current prospectus of that fund or portfolio. Shareholders will receive a Money Market Fund Prospectus with their initial confirmation statement. Exchanges may be requested by writing the Transfer Agent or calling Customer Service at (800) 851-9777.

HOW TO REDEEM SHARES

GENERAL INFORMATION

     Shareholders may redeem their shares at any time at a price equal to the NAV per share next determined following receipt of a valid redemption request by the Transfer Agent. Payment of redemption proceeds will normally be made within seven days of the Fund's receipt of a valid redemption request, as described below. IF SHARES HAVE BEEN PURCHASED BY CHECK OR OTHER MEANS THAT ARE SUBJECT TO FINAL COLLECTION, THE FUND WILL

NOT MAKE REDEMPTION PROCEEDS AVAILABLE UNTIL SUCH PURCHASE(S) HAS CLEARED THE SHAREHOLDER'S BANK, WHICH MAY TAKE UP TO 15 DAYS OR MORE. Redemption proceeds will be sent by regular first class mail, or for a $20 service charge, by overnight mail, if requested. A shareholder can pay the $20 by check. Otherwise, the charge will be deducted from the shareholder's account or the proceeds of such redemption. The Transfer Agent may be unable to provide overnight mail service when mailing to addresses other than street addresses or if this delivery is not available to a given location.

     The value of Fund shares on redemption may be more or less than the shareholder's cost or basis, depending upon the Fund's NAV at the time of redemption. Shares will normally be redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under "Redemption of Shares." Redemption and repurchase of shares may be suspended or payment postponed during any period in which the Exchange is closed (other than on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the SEC permits such suspension.

REDEMPTIONS REQUESTED IN WRITING

     To redeem shares in writing, the shareholder must send a written redemption request, together with any outstanding certificates representing the shares to be redeemed, to:

                          Idex Investor Services, Inc.
                                 P.O. Box 9015
                         Clearwater, Florida 34618-9015

     The written request must be signed by the owner(s) of the account (or a person authorized to act on behalf of such owner(s)) and should specify the name of the Fund, the number of shares or dollars being redeemed, the account number and the name(s) on the account. Any outstanding certificates must be endorsed by the registered owner or owners, with signatures guaranteed, if required. FOR YOUR PROTECTION, SIGNATURE GUARANTEES ARE REQUIRED IF THE AMOUNT OF THE REDEMPTION IS MORE THAN $50,000 OR IF THE REDEMPTION PROCEEDS ARE BEING MAILED TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the SEC. If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for redemption is accepted, including redemptions under $50,000. For additional information, call Customer Service at (800) 851-9777.

TELEPHONE AND EXPEDITED REDEMPTIONS

     Shareholders may automatically redeem Fund shares by telephone and have redemption proceeds paid by check or wired to a bank account unless instructions to the contrary are indicated on the shareholder's New Account Application or by written request to the Transfer Agent. These privileges are not available for newly purchased shares (within the prior 15 days), retirement plan accounts or for shares represented by certificate. The Fund reserves the right to modify or eliminate these privileges without prior notice to shareholders at any time. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. See "Other Information -- Telephone Transactions" for further information relating to the telephone redemption privilege.

     TELEPHONE REDEMPTIONS. Shareholders may redeem Fund shares in amounts up to $25,000 by telephone by calling Customer Service at (800) 851-9777 if this privilege is in effect for your account. Redemption proceeds paid by check will be made payable to the shareholder(s) of record and may only be sent to the address of record for the account. A redemption requested by telephone and payable by check will not be made if the address of record has been changed within 30 days of a telephone redemption request. Only one telephone redemption is permitted in each 30-day period.

     EXPEDITED REDEMPTIONS. Shareholders may elect to have the privilege of receiving redemption proceeds by ACH or Federal funds bank wire to a designated bank account by completing the appropriate section of the New Account Application. This privilege may be added to an existing account by mailing a signature guaranteed request with complete bank information (usually a voided check) to the Transfer Agent. Redemption proceeds of up to $25,000 may be electronically transferred through ACH whereby the redemption proceeds are credited directly to the shareholder's pre-designated bank account on approximately the third bank business day after the redemption request is effected. The Transfer Agent currently does not charge for the convenience of paying redemptions electronically through ACH.

     If the expedited redemption privilege has been elected, redemption proceeds up to $25,000 may also be electronically transferred to a pre-designated bank account through a Federal funds bank wire for a $20 service charge. The charge will be deducted from the shareholder's account through a redemption of Fund shares. The minimum redemption amount for a Federal funds bank wire is $1,000. The bank wire for the redemption proceeds normally will be transmitted by the Transfer Agent to the designated bank account on the next bank business day after the redemption request is effected. The bank routing and account numbers for standing expedited redemption privileges must be provided on the New Account Application or by written request to the Transfer Agent and may be changed only by signature guaranteed instructions by all registered owners. Expedited redemption requests may be made by calling Customer Service or by writing the Transfer Agent. Shareholder accounts without standing expedited redemption privileges can request redemptions to be sent by Federal funds bank wire for a $20 charge to a U.S. bank account by submitting an original, written request to the

Transfer Agent with all Fund account owners' signatures guaranteed. The request must specify the necessary bank routing and account numbers and the names on the bank account.

REDEMPTIONS THROUGH AN AUTHORIZED DEALER

     Shareholders may also request dealers to place confirmed redemption orders (including those through the National Securities Clearing Corporation ("NSCC") electronic order system). It is the responsibility of dealers to transmit such orders promptly. For shareholders redeeming through dealers, payment will be made directly to the dealer within seven days after receipt by the Transfer Agent of the written settlement instructions and certificates for shares, properly endorsed and with signatures guaranteed as described above. Redemptions through NSCC are settled after review by the Transfer Agent for good order.

SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own Fund shares worth at least $10,000 at the current public offering price may establish a Systematic Withdrawal Plan ("SWP") providing for monthly, quarterly or annual payments of at least $50. Under an SWP, sufficient shares of the Fund are in most instances redeemed to provide the amount of the periodic payment. Such payments may be paid through ACH, whereby the redemption proceeds are credited directly to the shareholder's bank account or, upon request, paid by a check from the Fund. Redemptions of shares in connection with an SWP are normally effected approximately seven to ten days prior to the first day of the month; however, the Fund cannot guarantee that payment will be received by the date selected. Dividends and capital gain distributions on shares in an account with an active SWP are usually paid in additional shares only of the Fund. If the requested payments under an SWP require redemption of more shares than have been credited through the payment of dividends and capital gain distributions in additional shares, the shareholder's original investment may be depleted and ultimately exhausted. The amounts received by a shareholder under an SWP cannot be considered an actual yield or income on investment since such payments may include a return of the shareholder's original investment. It may be disadvantageous to an investor to maintain an SWP concurrently with the additional purchase of shares because a sales charge may apply to such purchases. An SWP may be amended or terminated at any time upon written notice to the Transfer Agent, and will be terminated when all shares in an account with an active SWP have been redeemed or upon notification of the shareholder's death. Forms for establishing an SWP may be obtained by calling Customer Service.

REINVESTMENT PRIVILEGE

     A shareholder who has redeemed shares of the Fund may reinvest in shares of the Fund or in the Class A shares of any of the Portfolios of IDEX II Series Fund, an amount not to exceed the amount of redemption proceeds, without a sales commission, if the shareholder sends a written request to the Fund or the Transfer Agent within 90 days after the redemption. The redemption proceeds will be reinvested on the basis of the NAV of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by a shareholder upon redemption of Fund shares.

MINIMUM ACCOUNT BALANCE

     The Fund may redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500, and the account reflects no purchases of shares, other than through the payment of dividends or capital gains in additional shares, during the sixty days prior to the mailing of the notice of intent to redeem. The Fund will give the shareholder sixty days written notice of intent to redeem prior to any such redemption. During the sixty-day period following mailing of the notice, the shareholder may increase the value of his or her account through additional purchases and avoid involuntary redemption. A notice of intent to redeem will usually not be sent to shareholders within 24 months of establishment of an account.

REPURCHASE

     For the convenience of shareholders, the Fund has authorized ISI to act as its agent in the repurchase of Fund shares. The Fund reserves the right to terminate this procedure at any time. Offers to sell shares to the Fund may be communicated to ISI by wire or telephone from dealers for their customers. The Fund's practice will be to repurchase shares offered to it at the NAV per share determined as of the close of the regular session of business on the Exchange on the day the offer for repurchase is received and accepted by the dealer, if the offer is received by the dealer before the close of the regular session of business on the Exchange and is received by ISI before the close of ISI's business on that day. The dealer will be responsible for the prompt transmission of orders.

     Payment of the repurchase proceeds will be made in cash to the dealer placing the order. Neither the Fund nor ISI charges any fee or commission upon such repurchase which is then settled as an ordinary transaction with the dealer delivering the shares repurchased. However, dealers may charge a fee. Payment will normally be made within seven days after receipt of an order to repurchase provided that the certificates, or stock powers if no certificates have been issued, have been delivered to the Transfer Agent in proper form as described above.

OTHER INFORMATION

     RETIREMENT PLANS. Shares of the Fund may be purchased in conjunction with individual retirement accounts, Simplified Employee Pension Plans, 401(k) Plans, corporate and self-employed pension and profit sharing plans and 403(b)(7) programs. These plans require the completion of a separate application and a prototype agreement which are available without charge upon request to the Transfer Agent. Ordinarily, the annual maintenance fee for retirement plan accounts is $12 per account with a maximum of $24 per tax identification number. However, this annual fee will be waived if the account balances per tax identification number are greater than $50,000. Additional information about retirement plans is included in the Statement of Additional Information, and may also be obtained by calling Customer Service at
(800) 851-9777. With respect to plans intended to provide tax deferred benefits, investors may wish to consult with their own tax counsel or advisors.

     TELEPHONE TRANSACTIONS. As described above under "How to Purchase Shares," "How to Exchange Shares," and "How to Redeem Shares", shareholders may purchase, exchange and/or redeem shares by telephone request. The registered representative of record may also purchase, exchange and/or redeem shares on a shareholder's behalf pursuant to a shareholder's instructions. The Fund, ISI and the Transfer Agent will not be liable for complying with telephone instructions they reasonably believe to be authentic nor for any loss, damage, cost or expense in acting on such telephone instructions, and investors will bear the risk of any such loss. The Fund, ISI and/or the Transfer Agent will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund, ISI and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions and/or tape recording telephone instructions.

     CONFIRMATIONS, HISTORICAL STATEMENTS AND CERTIFICATES. After every account transaction, except the automatic payment of dividends and distributions in shares, a shareholder will receive a statement showing the details of the transaction, the number of shares held, and a record of transactions since the beginning of the year. For shareholders who request a historical transcript of their accounts, the Fund charges a fee based upon the number of years researched, currently $10 per year researched beyond the two most current years. The shareholder can pay the fee by check. Otherwise, the charge will be deducted from the shareholder's account. The Fund reserves the right to make other charges to investors to cover administrative costs.

     Shares purchased are ordinarily in non-certificated form. Certificates representing shares owned will not be delivered to the shareholder unless requested in writing from the Transfer Agent. No certificate will be issued for fractional shares and no certificate will be issued to a shareholder who would thereafter hold a certificate or certificates representing in the aggregate less than 30 shares (except in connection with sales or transfers of shares represented by certificates already outstanding). Certificates are issued only in like registration to that of the account. Certificates may be returned to the Transfer Agent at any time. No charge is made for this safekeeping service. If certificates have been lost or stolen, notify the Transfer Agent immediately. There may be a charge for cancelling and replacing certificates.

                                     NOTES
--------------------------------------------------------------------------------

                                     NOTES
--------------------------------------------------------------------------------

                        (LOGO) Printed on recycled paper